CRAWFORD DIVIDEND GROWTH FUND

Supplement to the Prospectus dated May 2, 2011

The following information is added to the section “How to Buy Shares” in the current prospectus.

By Depositing Securities - Shares of the Fund may be purchased in exchange for an investor's securities if the securities are acceptable to the Fund and satisfy applicable investment objectives and policies.  Investors interested in exchanging securities must contact Crawford Investment Counsel, Inc., the Fund’s Advisor, to acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange.  The Advisor requires that investors represent that all securities offered to the Fund are not subject to any sale restrictions.  Within five business days after receipt of the written description, the Advisor will advise the investor whether the securities to be exchanged are acceptable.  There is no charge for this review by the Advisor. Upon the Advisor's acceptance of such exchange orders, the investor must deliver the securities in fully negotiable form within five days.

Securities accepted by the Fund must have a readily ascertainable value as determined by the Fund's custodian.  Securities are valued in the manner described for valuing Fund assets in the section entitled "Determination of Net Asset Value."  Acceptance of such orders may occur on any day during the five-day period afforded Crawford Investment Counsel to review the acceptability of the securities. The Advisor will provide delivery instructions at the time of acceptance.  A gain or loss for federal income tax purposes may be realized by the investor upon the exchange of securities, depending upon the adjusted tax basis and value of the securities tendered.  The Fund will accept securities in this manner only for purposes of investment, and not for resale.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated May 2, 2011 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (800) 431-1716

Supplement dated October 13, 2011